Exhibit 10.6

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of August 5, 2015 (this “Amendment”), by and among LUMOS NETWORKS OPERATING COMPANY, a Delaware corporation (“Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement), each of the Negative Pledgors (as defined in the Credit Agreement), COBANK, ACB (“CoBank”), as Administrative Agent and Collateral Agent, and each of the other financial institutions executing this Amendment and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 30, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined; the definitional provisions set forth in Section 1.02 of the Credit Agreement shall be deemed incorporated herein as if fully set forth herein), by and among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, and CoBank as Administrative Agent and Collateral Agent;

WHEREAS, pursuant to a Notes Purchase Agreement dated as of August 5, 2015 between Parent and Lumos Debt Holdings, L.P., a Delaware limited partnership (the “Note Purchase Agreement”), Parent will issue its 8% Notes Due August 15, 2022, to Lumos Debt Holdings, L.P., a Delaware limited partnership, in the aggregate principal amount of $150,000,000 (the “Parent Notes”); and

WHEREAS, pursuant to a Warrants Purchase Agreement dated as of August 5, 2015 between Parent and Lumos Investment Holdings, Ltd., a Cayman Islands exempted company (the “Warrant Purchase Agreement”), Parent will issue to Lumos Investment Holdings, Ltd., a Cayman Islands exempted company, its Warrants to Purchase 5,500,000 Shares (Subject to Adjustment) of Common Stock of Lumos Networks Corp. (the “Parent Warrants”); and

WHEREAS, in connection with the issuance of the Parent Notes and the Parent Warrants, the Required Lenders have further agreed to certain modifications to the Credit Agreement as more fully described herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. In reliance on the representations and warranties of the Loan Parties and the Negative Pledgors contained in this Amendment and in connection with the Borrower’s request therefor, and subject to the effectiveness of this Amendment as described in Section 6 below,

(A) Clause (b)(vii) of the definition of “Excess Cash Flow” is hereby amended and restated in its entirety as set forth below:

(vii) the aggregate amount of Restricted Payments paid by the Borrower during such period solely to the extent permitted by Section 5.02(g)(iii), (iv), (vii), (viii) and (x), plus

(B) The following defined terms “Parent Cash Dividend Suspension Period,” “Parent Cash Payment Amount,” “Parent Investor Rights Agreement,” “Parent Notes,” “Parent Warrant,” “Third Amendment” and “Third Amendment Effective Date” are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Parent Cash Dividend Suspension Period” shall refer to the time period, (a) beginning on the date when any financial statement, any certificate from a Responsible Officer, or any other information shall have been delivered to, or obtained by, the Administrative Agent pursuant to the terms hereof which, in any such case, shall demonstrate that the Leverage Ratio as of such date (determined as of such date to be the ratio of (1) Consolidated Debt for Borrowed Money as of the date of such financial statement, certificate or information to (2) EBITDA as of the four Fiscal Quarter period most recently then ended for which such financial statements have been delivered pursuant to Section 5.03(b) or (c)) exceeds: (i) 4.50:1.00 for the period commencing on the Third Amendment Effective Date through December 31, 2015, (ii) 4.25:1.00 for the period commencing on January 1, 2016 through December 31, 2016, (iii) 4.00:1.00 for the period commencing on January 1, 2017 through December 31, 2017, (iv) 3.75:1.00 for the period commencing on January 1, 2018 through December 31, 2018 and (v) 3.50:1.00 for the period commencing on January 1, 2019 and thereafter; and (b) ending on the date on which the Borrower shall have delivered, pursuant to the terms hereof, financial statements and a certificate with supporting calculations from a Responsible Officer demonstrating that the Leverage Ratio is less than the applicable ratio set forth in clauses (i)-(v) of this definition as of such date (taking into account for such purposes EBITDA as of the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c) and Consolidated Debt for Borrowed Money as of the date of the applicable Restricted Payment).

“Parent Cash Payment Amount” means, as of any date, an amount equal to: (a) $12,200,000 minus (b) all Restricted Payments paid pursuant to Section 5.02(g)(x) in such fiscal year; provided that, during the fiscal year ending December 31, 2015, clause (a) of the definition of “Parent Cash Payment Amount” shall be $5,000,000.

“Parent Investor Rights Agreement” means that certain Investor Rights Agreement dated as of August 6, 2015 by and between Parent and Lumos Investment Holdings, LTD., a Cayman Islands exempted company.

“Parent Notes” means that those certain Lumos Networks Corp. 8.0% Notes Due August 15, 2022, in the aggregate principal amount of $150,000,000 and issued by Parent to Lumos Debt Holdings, L.P., a Delaware limited partnership, pursuant to that certain Notes Purchase Agreement dated as of August 5, 2015 between Parent and Lumos Debt Holdings, L.P., a Delaware limited partnership.

“Parent Warrants” means those certain Warrants to Purchase 5,500,000 Shares (Subject to Adjustment) of Common Stock of Lumos Networks Corp. issued on August 6, 2015 to Lumos Investment Holdings, LTD., a Cayman Islands exempted company, as such warrants may be amended, modified, adjusted, supplemented, assigned or transferred from time to time in.

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of August 5, 2015 by and among the Borrower, the Subsidiary Guarantors, each of the Negative Pledgors, COBANK, ACB, as Administrative Agent and Collateral Agent, and each of the other Lenders party thereto.

“Third Amendment Effective Date” means August 5, 2015.

(C) Section 5.02(f) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (xi) thereof, by changing the period at the end of clause (xii) thereof to “; and” and by inserting after clause (xii) a new clause (xiii) to read as follows:

(xiii) so long as no Default exists before or will result after giving effect to such Investment on a pro forma basis, the Borrower may make loans to the Parent to enable the Parent to make payments for any fees, expenses or other costs incurred in connection with the performance of Parent’s obligation with respect to registration rights and other obligations under the Parent Investor Rights Agreement or the Parent Warrants in an amount not to exceed $5,000,000 in the aggregate in any fiscal year or $12,000,000 in the aggregate on or prior to September 30, 2019.

(D) Section 5.02(g) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (viii) thereof, by changing the period at the end of clause (ix) thereof to “; and” and by inserting after clause (ix) a new clause (x) to read as follows:

(x) except during any Parent Cash Dividend Suspension Period and so long as no Default exists before or will result after giving effect to such Restricted Payment on a pro forma basis, the Borrower may make Restricted Payments to the Parent to enable the Parent to make payments as required or permitted under the Parent Notes in an aggregate amount not to exceed the current Parent Cash Payment Amount; provided that at the time of any proposed Restricted Payment pursuant to this clause (x), (a) the Borrower’s Leverage Ratio shall be less than or equal to: (i) 4.50:1.00 for the period commencing on the Third Amendment Effective Date through December 31, 2015, (ii) 4.25:1.00 for the period commencing on January 1, 2016 through December 31, 2016, (iii) 4.00:1.00 for the period commencing January 1, 2017 through December 31, 2017, (iv) 3.75:1.00 for the period commencing January 1, 2018 through December 31, 2018 and (v) 3.50:1.00 for the period commencing January 1, 2019 and thereafter, calculated based on (1) Consolidated Debt for Borrowed Money as of such date and (2) EBITDA for the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c), and (b) if the Borrower has incurred any Debt for Borrowed Money since the last day of the Fiscal Quarter most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c), the Borrower shall, prior to making such Restricted Payment, deliver a certificate with supporting calculations from a Responsible Officer demonstrating compliance with the Leverage Ratio requirement set forth above in clause (A);

(E) Section 5.02(r) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, by changing the period at the end of clause (f) thereof to a comma and by inserting after such comma a new clause (g) to read as follows:

, and (g) transactions permitted under Section 5.02(f)(xiii) or Section 5.02(g)(x).

(F) Section 6.01 of the Credit Agreement is hereby amended by adding the word “or” at the end of clause (r) thereof and by inserting after clause (r) a new clause (s) to read as follows:

(s) the Borrower shall fail to make the prepayment described in Section 6(C)(i)(a) of the Third Amendment, the payment of accrued interest described in Section 6(C)(i)(b) of the Third Amendment or the payment of the consent fee described in Section 6(C)(i)(c) of the Third Amendment substantially contemporaneously (or, in any event, within one Business Day of the Third Amendment Effective Date) with the issuance of the Parent Notes;

SECTION 2. Prior Notice of Prepayment Waived; Treatment for Purposes of Section 2.06(b). The parties hereto agree that (A) no prior notice will be required with respect to any prepayment of the Credit Facilities made substantially contemporaneously with the issuance of the Parent Notes and (B) any prepayment of the Credit Facilities made substantially contemporaneously with the issuance of the Parent Notes shall be treated as a voluntary prepayment for purposes of calculating Section 2.06(b)(i)(a) of the Credit Agreement.

SECTION 3. Borrower’s Certifications. By its execution of this Amendment the Borrower hereby certifies that:

(A) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to the issuance of the Parent Notes and the Parent Warrants, to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case as of such earlier date;

(B) No event has occurred and is continuing or would result from the issuance of the Parent Notes and the Parent Warrants that would constitute a Default or Event of Default;

(C) The Borrower and its Subsidiaries have each performed in all material respects all agreements and satisfied all conditions which the Credit Agreement, as amended by this Amendment, or any other Loan Document provides shall be performed or satisfied by it on or before the date hereof; and

(D) Since December 31, 2012, there has been no Material Adverse Effect.

SECTION 4. Loan Party and Negative Pledgors Certifications. By their execution of this Amendment, each of the Loan Parties and the Negative Pledgors hereby certifies that:

(A) Such entity has the right and power to execute, deliver and perform its obligations under this Amendment in accordance with its terms;

(B) Such entity has taken all necessary action to authorize it to execute, deliver and perform its obligations under this Amendment in accordance with its terms;

(C) This Amendment has been duly executed and delivered by such entity and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms;

(D) The execution, delivery and performance of this Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i)	require any Governmental Authorization or violate any Applicable Law relating to such entity other than Governmental Authorizations which have already been obtained;

(ii)	conflict with, result in a breach of or constitute a default under the organizational documents of such entity;

(iii)	conflict with any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Authorization relating to it; or

(iv)	result in or require the creation or imposition of any lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity.

SECTION 5. Reaffirmation. Each Loan Party and Negative Pledgor hereby confirms and agrees (a) to the terms and provisions of this Amendment, (b) that its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are and shall continue to be in full force and effect, and (c) as to the Guarantors, that the Guaranteed Obligations guaranteed by and the Secured Obligations secured by each such applicable Loan Document include any and all Obligations of the Borrower and the other Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 6. Conditions Precedent. This Amendment shall be effective on the Third Amendment Effective Date only upon:

(A) Receipt by the Administrative Agent of an executed counterpart of this Amendment signed by the Required Lenders, each Loan Party and each Negative Pledgor;

(B) Receipt by the Administrative Agent of true, accurate and complete copies of the Parent Notes issued on the Third Amendment Effective Date, the Parent Investor Rights Agreement, the Parent Warrants, the Note Purchase Agreement and the Warrant Purchase Agreement, each in form and substance reasonably acceptable to the Required Lenders;

(C) Receipt by the Administrative Agent of evidence satisfactory to it that (i) substantially contemporaneously with the issuance of the Parent Notes, (a) the Borrower shall prepay the Credit Facility by not less than $40,000,000, with such prepayment to be applied ratably to Term A Advances, the Term B Advances and the Series C New Term Advances and to the installments thereof in inverse order of maturity (for the avoidance of doubt, including any balloon payment due and payable on the Termination Date), (b) the Borrower shall pay all accrued interest to the date of such prepayment on the principal amount prepaid, and (c) the Borrower shall pay a consent fee for the account of each Lender executing this Amendment on or before the Third Amendment Effective Date in an amount equal to 0.05% of the aggregate Commitments of such Lender and (ii) upon demand, the Borrower will pay any amounts owing pursuant to Section 9.04(a) or 9.04(c) of the Credit Agreement;

(D) Receipt by the Administrative Agent of a Closing and Compliance Certificate, giving effect to the prepayment required by clause (C) above, demonstrating a Leverage Ratio on a pro forma basis of not more than 4.00:1.00; and

(E) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any Governmental Authority that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to materially adversely affect the legality, validity or enforceability of any Loan Document or the consummation of the Parent Notes.

SECTION 7. Amendment, Modification and Waiver. This Amendment is not a novation of the Credit Agreement, the Security Agreement, the Negative Pledge Agreement, or any other Loan Document. All references to any agreement or instrument amended hereby in such agreement or instrument, in any other Loan Document or in any other documents, instruments or agreements executed or delivered in connection therewith, shall be deemed a reference to such agreement or instrument as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and, except as specifically provided in this Amendment, the Loan Documents shall remain in full force and effect. This Amendment may not be amended, modified or waived except in accordance with Section 9.01 of the Credit Agreement.

SECTION 8. Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and agrees that all claims in respect of any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Nothing in this Amendment or in any other Loan Document shall affect any right that the Administrative Agent, any other Agent, any Lender or the Issuing Bank may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

SECTION 11. Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.02 of the Credit Agreement, other than by telecopier and electronic communication. Nothing in this Amendment will affect the right of the Administrative Agent or the other Secured Parties to serve process in any other manner permitted by Applicable Law.

SECTION 12. Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 13. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 14. Counterparts. This Amendment may be executed and delivered in one or more counterparts and any counterpart hereof may be delivered by telecopier transmission or by electronically mailed transmission of a scanned copy, which shall have the same force and effect as an original.

SECTION 15. Credit Agreement. This Amendment shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first above written.

LUMOS NETWORKS OPERATING COMPANY, as Borrower

By:	/s/ Johan Broekhuysen
Johan Broekhuysen
Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

LUMOS MEDIA INC.
LUMOS PAYROLL CORP.
LUMOS NETWORKS OF WEST VIRGINIA INC.
LUMOS NETWORKS INC.
ROANOKE & BOTETOURT NETWORK LLC
NTELOS NET LLC
FIBERNET OF VIRGINIA INC.
MOUNTAINEER TELECOMMUNICATIONS, LLC
LUMOS NETWORKS LLC
FIBERNET OF OHIO, LLC
FIBERNET TELECOMMUNICATIONS OF PENNSYLVANIA, LLC, as Subsidiary Guarantors

By:	/s/ Johan Broekhuysen
Johan Broekhuysen
Executive Vice President and Chief Financial Officer

LUMOS TELEPHONE OF VIRGINIA LLC,
R & B TELEPHONE LLC,
LUMOS TELEPHONE INC.,
LUMOS TELEPHONE OF BOTETOURT INC., as Negative Pledgors

By:	/s/ Johan Broekhuysen
Johan Broekhuysen
Executive Vice President and Chief Financial Officer

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COBANK, ACB, as Administrative Agent, Collateral Agent, Issuing Bank, and a Lender

By:	/s/ Gloria Hancock
Gloria Hancock
Vice President

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FIFTH THIRD BANK, as a Lender

By:	/s/ Neil Kiernan
Neil Kiernan
Managing Director

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Steven Thompson
Steven Thompson
Banking Officer

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WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Greg Romer
Greg Romer
Vice President

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ Richard Vian
Richard Vian
Director

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BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ Eric C. Andren
Eric C. Andren
Senior Vice President

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FARM CREDIT BANK OF TEXAS, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Chris M. Levine
Chris M. Levine
Vice President

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AGFIRST FARM CREDIT BANK, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Bruce B. Fortner
Bruce B. Fortner
Vice President

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GREENSTONE FARM CREDIT SERVICES, FLCA/ ACA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Jeff Pavlik
Jeff Pavlik
Vice President

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AGSTAR FINANCIAL SERVICES, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Bob Atwood
Bob Atwood
Mgr. Agency Desk and Team Leader

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1ST FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Dale A. Richardson
Dale A. Richardson
Vice President, Capital Markets Group

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UNITED FCS, FLCA, D/B/A FCS COMMERCIAL FINANCE GROUP, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Jeremy Voigts
Jeremy Voigts
Vice President

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FRONTIER FARM CREDIT, ACA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Steven L. Moore
Steven L. Moore
Vice President

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Candy Casteal
Candy Casteal
Sr. Vice President

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FARM CREDIT WEST, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Ben Madonna
Ben Madonna
Vice President

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FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Ralph M. Bowman
Ralph M. Bowman
Vice President

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AMERICAN AGCREDIT, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Bradley K. Leafgren
Bradley K. Leafgren
Vice President

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FARM CREDIT EAST, ACA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Erik Olson
Erik Olson
Vice President

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Ben Fogle
Ben Fogle
Vice President

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MIDATLANTIC FARM CREDIT, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ William J. Rutter
William J. Rutter
Vice President

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AGCHOICE FARM CREDIT, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Joshua L. Larock
Joshua L. Larock
Vice President

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BADGERLAND FINANCIAL, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:	/s/ Kenneth H. Rue
Kenneth H. Rue
VP – Capital Markets